                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            LINCARE HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                                                                   April 7, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on Monday, May 11, 1998, at 9:00 A.M.

     The principal business of the meeting will be to elect directors for the ensuing year, to ratify the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998, to approve the Company's Employee Stock Purchase Plan, and to approve the Company's 1998 Stock Plan. During the meeting, we also will review the Company's 1997 results and report on significant aspects of our business during the first part of fiscal 1998.

     If you are not planning to attend the meeting, it is still important that your shares be represented. Please complete, sign, date, and return to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                           Sincerely,

                                           /s/ JOHN P. BYRNES

                                           JOHN P. BYRNES
                                           Chief Executive Officer and President

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 1998

                             ---------------------

     The Annual Meeting of Stockholders of Lincare Holdings Inc., a Delaware corporation (the "Company"), will be held on May 11, 1998, at 9:00 A.M. at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida.

     The Annual Meeting will be held: (i) to elect a Board of Directors consisting of seven persons for a one year term; (ii) to ratify the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; (iii) to approve the Company's Employee Stock Purchase Plan; (iv) to approve the Company's 1998 Stock Plan, and (v) to transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Stockholders of record at the close of business on March 23, 1998, are entitled to notice of the meeting and to vote the shares held on that date at the meeting.

                                           By Order of the Board of Directors

                                           /s/ PAUL G. GABOS

                                           PAUL G. GABOS
                                           Secretary

Clearwater, Florida
April 7, 1998

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on May 11, 1998, at 9:00 A.M., and any adjournment thereof. The matters to be considered and acted upon at the meeting are set forth in the attached Notice of Annual Meeting. This Proxy Statement, the Notice of Annual Meeting, and the form of Proxy will first be sent to Stockholders on or about April 8, 1998.

     The record date for the determination of Stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on March 23, 1998. As of that date there were 28,907,915 shares of Common Stock ("Common Stock") of the Company outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. The Common Stock is the only outstanding class of the Company's securities.

     If the accompanying Proxy is signed and returned, the shares represented by the Proxy will be voted as specified in the Proxy. Where no choice is specified, the Proxy will be voted in favor of the proposals described herein. Stockholders who execute Proxies may revoke them by notifying the Secretary at any time prior to the voting of the Proxies.

                       EXPENSE AND MANNER OF SOLICITATION

     The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the annual meeting to beneficial owners of the Common Stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the Common Stock by the Company's officers and other regular employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone or by any other means if necessary in order to assure sufficient representation at the meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     On March 23, 1998, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 28,907,915 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     The following table sets forth the information as of February 15, 1998, with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Common Stock and by each Director and Executive Officer and by all Directors and Executive Officers as a group.

                                                              SHARES BENEFICIALLY
BENEFICIAL OWNER                                                     OWNED           PERCENT
----------------                                              -------------------    -------
Morgan Stanley, Dean Witter, Discover & Co.(1)..............       2,587,809           9.0%
  1585 Broadway
  New York, New York 10036
First Union Corporation(1)..................................       2,186,032           7.6
  One First Union Center
  Charlotte, North Carolina 28288
The Kaufmann Fund, Inc.(1)..................................       2,000,000           7.0
  140 East 45th Street, 43rd Floor
  New York, New York 10017
Firstar Corporation(1)......................................       1,931,865           6.7
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
Wanger Asset Management, Ltd.(1)............................       1,925,800           6.7
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
Putnam Investments, Inc.(1).................................       1,900,200           6.6
  One Post Office Square
  Boston, Massachusetts 02109
Citicorp(1).................................................       1,517,845           5.3
  399 Park Avenue
  New York, New York 10043
James T. Kelly(2)...........................................         201,500              (*)
John P. Byrnes(3)...........................................         195,000              (*)
Paul G. Gabos(4)............................................          39,050              (*)
Andrew M. Paul(5)...........................................          22,136              (*)
Chester B. Black(6).........................................           5,000              (*)
Frank T. Cary(7)............................................          24,000              (*)
Thomas O. Pyle(8)...........................................          24,000              (*)
William F. Miller, III(9)...................................               0              (*)
All Executive Officers and Directors as a Group (eight
  persons)..................................................         495,550           1.7%

---------------

(1) All information relating to shares held is derived from Schedule 13G filings with the Securities and Exchange Commission and received by the Company.
(2) Includes options to purchase 111,000 shares of Common Stock, of which 111,000 are currently exercisable. Excludes options to purchase 50,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.

(3) Includes options to purchase 195,000 shares of Common Stock, of which 195,000 are currently exercisable. Excludes options to purchase 355,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(4) Includes options to purchase 37,500 shares of Common Stock, of which 37,500 are currently exercisable. Excludes options to purchase 177,500 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(5) Includes options to purchase 10,000 shares of Common Stock, of which 10,000 are currently exercisable. Excludes options to purchase 12,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(6) Includes options to purchase 5,000 shares of Common Stock, of which 5,000 are currently exercisable. Excludes options to purchase 12,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(7) Includes options to purchase 22,000 shares of Common Stock, of which 22,000 are currently exercisable. Excludes options to purchase 12,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(8) Includes options to purchase 24,000 shares of Common Stock, of which 24,000 are currently exercisable. Excludes options to purchase 12,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(9) Excludes options to purchase 12,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.
(*) The percentage of shares beneficially owned does not exceed 1.0% of the Common Stock outstanding.

     All Executive Officers and Directors of the Company, with the exception of Mr. Miller, timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1997. Mr. Miller's Form 3 reporting a grant of options to purchase 12,000 shares of Common Stock was filed late.

                         ELECTION OF BOARD OF DIRECTORS

     A Board of seven (7) Directors will be elected by a plurality of the votes cast by Stockholders represented and entitled to vote at the meeting. Directors will serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this Proxy Statement and to serve if elected. All are current Directors of the Company. If a nominee is unable or unwilling to serve at the time of the election, the persons named in the form of Proxy shall have the right to vote according to their judgment for another person instead of such unavailable nominee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF MESSRS. KELLY, BYRNES, PAUL, BLACK, CARY, PYLE, AND MILLER.

      INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information regarding each nominee of the Board of Directors.

NAME                                        AGE                       POSITION
----                                        ---                       --------
James T. Kelly............................  51    Chairman of the Board
John P. Byrnes............................  39    Chief Executive Officer, President and Director
Andrew M. Paul............................  42    Director
Chester B. Black..........................  52    Director
Frank T. Cary.............................  77    Director
Thomas O. Pyle............................  58    Director
William F. Miller, III....................  48    Director

     All Directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Executive Officers serve at the discretion of the Board of Directors.

     JAMES T. KELLY was elected Chairman of the Board in April 1994 and served as the Chief Executive Officer of the Company's business from June 1986 through December 1996. Mr. Kelly has been a Director of Lincare Inc. since its founding in November 1987, and a Director of Lincare Holdings since its formation in November 1990. Mr. Kelly is also a Director of American Dental Partners, Inc., a leading provider of dental practice management services.

     JOHN P. BYRNES has served as the Chief Executive Officer of the Company's business since January 1997 and as a Director of the Company since May 1997. Mr. Byrnes has been the President of Lincare Holdings since June 1996. Prior to becoming the Company's President, Mr. Byrnes served the Company in a number of capacities over a ten-year period, including serving as the Company's Chief Operating Officer throughout 1996.

     ANDREW M. PAUL has been a Director of Lincare Holdings since its formation in 1990. Mr. Paul was Chairman of the Board of Lincare Holdings from November 1990 to April 1994. Mr. Paul is a general partner of Welsh, Carson, Anderson, and Stowe ("WCAS"), a private venture capital partnership. Previously he was an associate in the venture capital group of Hambrecht & Quist Incorporated for one year. Mr. Paul is also a Director of Medcath Inc., a provider of cardiology and cardiovascular services through the operation of specialized facilities and the management of physician practices; Housecall Medical Resources, a national home health provider; Centennial Healthcare, a provider of long term health care services to elderly and post-acute care patients; and several private companies.

     CHESTER B. BLACK has been a Director of Lincare Holdings since January 1991. From November 1990 until December 1995, Mr. Black served as Chairman and Vice Chairman of Med Alliance, Inc. From June 1989 until November 1990, Mr. Black was Chairman and President of RB Diagnostic, a provider of diagnostic imaging services. From May 1986 until June 1989, Mr. Black was President of AdvaCare, Inc., a predecessor in interest to RB Diagnostic.

     FRANK T. CARY has been a Director of Lincare Holdings since July 1991. Mr. Cary served as IBM's Chief Executive Officer from 1973 to 1981. Mr. Cary is also a Director of Celgene Corporation, Cygnus Therapeutic Systems, ICOS Corporation, Lexmark International, Inc., SPS Transaction Services, Inc., SEER Technologies, TELTREND, Inc., and VION, Inc.

     THOMAS O. PYLE has been a Director of Lincare Holdings since 1995. Mr. Pyle served as Chief Executive Officer of Harvard Community Health Plan from 1978 to 1991. From 1993 to 1994, he served as Chief Executive Officer of MetLife HealthCare Management Company. He currently serves as a Director of Millipore Corporation and several non-public health care companies.

     WILLIAM F. MILLER, III became a Director of Lincare Holdings in December, 1997. Mr. Miller has served as President and Chief Operating Officer of EmCare since 1992. EmCare, a division of Laidlaw, Inc., is a leading provider of physician services management in hospital emergency departments and other practice settings. From 1983 to 1992, Mr. Miller served as the Chief Executive Officer of EmCare. Prior to 1983, Mr. Miller served for nine years in financial and management positions in the health care industry, including positions as chief executive officer and chief financial officer of various hospitals and administrator/director of operations of a multi-specialty group practice.

EXECUTIVE OFFICERS

     The Company's Executive Officers are John P. Byrnes and Paul G. Gabos. Mr. Gabos has served as the Chief Financial Officer of the Company since June, 1997. Prior to his appointment to Chief Financial Officer, Mr. Gabos served as Vice President, Administration. In that capacity, Mr. Gabos had responsibility for the Company's billing and reimbursement activities, management information systems, and various financial planning functions. Mr. Gabos has also been involved in health care regulatory and legislative policy matters on behalf of the Company. Prior to joining Lincare in 1993, Mr. Gabos worked for Coopers & Lybrand, and for Dean Witter Reynolds Inc.

DIRECTOR'S FEES

     Directors Chester B. Black, Frank T. Cary, William F. Miller, III and Thomas O. Pyle each receive $20,000 per annum for their services. The Company's Directors are also reimbursed for out-of-pocket expenses and are eligible to participate in the Company's stock option plans.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and a Stock Plan Committee. During fiscal 1997, all directors were in attendance at all meetings of the Board of Directors and Committees of the Board of Directors on which they served. The Board of Directors held three meetings during 1997.

     Audit Committee. The Audit Committee recommends to the Board of Directors the annual appointment of independent accountants with whom the Committee reviews the audit fees, scope and timing of the audit, the adequacy of internal controls and any other services rendered. The Audit Committee, comprised of Messrs. Cary, Pyle and Gabos held one meeting in fiscal 1997.

     Compensation Committee. The Compensation Committee reviews and recommends the executive compensation and bonuses of the executives of the Company. The Compensation Committee is comprised of Messrs. Paul and Black and held one meeting in fiscal 1997.

     Stock Plan Committee. The Stock Plan Committee administers the stock option plans of the Company and held one meeting during fiscal 1997. The Stock Plan Committee is comprised of Messrs. Paul and Black.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company to each of its Executive Officers.

                                                                                           LONG TERM
                                                       ANNUAL COMPENSATION                COMPENSATION
                                           --------------------------------------------   ------------
                                                                           ALL OTHER        OPTIONS
NAME AND PRINCIPAL POSITION                YEAR    SALARY     BONUS     COMPENSATION(1)    GRANTED #
---------------------------                ----   --------   --------   ---------------   ------------
John P. Byrnes...........................  1997   $350,000   $400,000       $ 9,500         125,000
  Chief Executive Officer                  1996    177,000    336,300         7,500         190,000
  and President                            1995    135,845    220,000         6,793          60,000
Paul G. Gabos............................  1997   $161,540   $200,000       $ 8,077          65,000
  Chief Financial Officer                  1996     95,000    105,000         4,750         100,000
                                           1995     79,500    100,000         3,975          25,000

---------------

(1) The Company makes a contribution of 5% of each participating employee's annual base salary to the Company's 401(k) Plans, however the plan has a contribution ceiling of $9,500 per year as a result of changes made by the Internal Revenue Service.

     The following table sets forth the options granted to the Company's Executive Officers in fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                 STOCK PRICE APPRECIATION FOR
                                           INDIVIDUAL GRANTS                             OPTION TERM
                         -----------------------------------------------------   ----------------------------
                         NUMBER OF     % OF TOTAL
                         SECURITIES     OPTIONS
                         UNDERLYING    GRANTED TO      EXERCISE
                          OPTIONS     EMPLOYEES IN      PRICE       EXPIRATION
NAME                      GRANTED     FISCAL YEAR    ($/SHARE)(3)      DATE          5% $           10% $
----                     ----------   ------------   ------------   ----------   ------------    ------------
John P. Byrnes(1)......    50,000         10.5%        $37.813      12/01/2005    $1,018,615      $2,497,147
                           75,000         15.8          39.00       12/01/2006     1,724,692       4,308,631
Paul G. Gabos(2).......    25,000          5.3%        $37.813      12/01/2006    $  582,039      $1,467,963
                           40,000          8.4         $38.00       12/01/2007     1,043,828       2,683,730

---------------

(1) The options have been granted under the Company's 1996 Stock Plan. The 50,000 options become fully exercisable on December 1, 2000. The 75,000 options become fully exercisable on December 1, 2001.
(2) The options have been granted under the Company's 1996 Stock Plan. The 25,000 options become fully exercisable on December 1, 2001. The 40,000 options become fully exercisable on December 1, 2002.
(3) The exercise price per share for each option grant was equal to the market price of the Company's Common Stock as of the date the option was granted.

     The following table sets forth aggregate options exercised by the Company's Executive Officers in fiscal 1997 and number and value of unexercised options at fiscal year end 1997.

                AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                  NUMBER OF              VALUE OF
                                                                 UNEXERCISED            UNEXERCISED
                                                                 OPTIONS AT            IN-THE-MONEY
                                      SHARES                       FY-END               OPTIONS AT
                                     ACQUIRED       VALUE       EXERCISABLE/             FY-END(1)
NAME                                ON EXERCISE    REALIZED     UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                -----------   ----------   ---------------   -------------------------
John P. Byrnes....................    49,646      $2,764,511   175,000/375,000    $7,118,750/$8,761,850
Paul G. Gabos.....................    25,000      $  697,500   25,000/190,000      $950,000/$4,424,675

---------------

(1) Value is calculated using the Lincare Holdings Inc. closing stock price on December 31, 1997 of $57.00 per share less the exercise price for such shares.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with its Chairman and each of its Executive Officers. Under the employment agreements, Mr. Kelly serves as Chairman of the Board at an annual salary of $240,000, Mr. Byrnes serves as Chief Executive Officer and President at an annual salary of $500,000, and Mr. Gabos serves as Chief Financial Officer at an annual salary of $250,000. Each agreement provides for annual cost of living adjustments and for such salary increases as may be determined by the Board of Directors in its sole discretion. In addition to salary, the employment agreements provide that each such person shall be eligible to receive bonus compensation based upon individual performance in their respective areas of responsibility.

COMPENSATION COMMITTEE REPORT

     The Company's executive compensation programs are intended to attract, retain and motivate high quality executives with a performance-based compensation package that promotes Company growth and enhancement of Stockholder value. The compensation programs consist of two significant portions, (i) cash compensation and (ii) equity-based incentive compensation, generally through the grant of stock options pursuant to the Company's Non-Qualified Stock Option Plan, its 1991 Stock Plan, its 1994 Stock Plan, and its 1996 Stock Plan.

     The Company's executive compensation programs are administered by two committees of the Board of Directors -- the Compensation Committee and the Stock Plan Committee (collectively, the "Committees"). The role of each Committee is distinct from that of the other. The Compensation Committee administers the cash portion of the executive compensation package, and the Stock Plan Committee administers the equity-based incentive portion. The Committees are made up of the undersigned outside Directors.

  Cash Compensation

     The Compensation Committee views the cash compensation component to be in recognition of the contribution by the Executive Officers of the Company to the Company's historical financial performance. Determination of the size of the bonus component of each Executive Officer's compensation package, as described below, was based on an objective, performance-based formula and other considerations.

     The cash compensation of each of the Company's Executive Officers, Messrs. Byrnes and Gabos, was determined for fiscal year 1997 pursuant to each executive officer's Employment Agreement. See "EXECUTIVE COMPENSATION -- Employment Agreements." The bonus component of each Executive Officer's cash compensation is determined under a formula based on the Company's percentage growth in fully diluted earnings per share during the fiscal year period in accordance with the Employment Agreements. The bonus formula is structured to pay each Executive a percentage of base salary according to specified levels of growth in earnings per share. According to the formula, a bonus of 40% of the Executive Officer's base salary is earned for achievement of earnings per share growth of at least 20%, increasing in increments of 6% of base salary for each additional percentage growth in earnings per share over 20%. The base salaries and bonus formula were negotiated by the Executive Officers, on the one hand, and an independent committee of the board of directors on the other, at the time the Employment Agreements were executed.

     The cash bonuses paid to Messrs. Byrnes and Gabos for services performed in 1997 were determined based on an earnings per share growth formula and other performance considerations. Additional bonus compensation, over and above the bonus compensation earned in accordance with the bonus formula, was paid to Messrs. Byrnes and Gabos based upon consideration by the Compensation Committee of a number of factors. These factors included, among other things, the success of the Company's acquisition program ($53 million of acquired annual revenues in 1997), the expansion of the Company's operating income margin (1.2 percentage point improvement in 1997, before non-recurring charges), and the strong financial position of the Company as evidenced by its debt-to-equity ratio (3.4% at December 31, 1997). See "EXECUTIVE COMPENSATION -- Summary Compensation Table."

  Equity-Based Incentive Compensation

     The focus of the Stock Plan Committee in administering the equity incentives awarded to Executive Officers is on providing incentive to the Company's senior management team to remain with the Company and to continue to contribute significantly to its performance record.

     The Stock Plan Committee administers the Non-Qualified Stock Option Plan, 1991 Stock Plan, 1994 Stock Plan and the 1996 Stock Plan, each of which provides for the grant of stock options. The 1991 Stock Plan, the 1994 Stock Plan and the 1996 Stock Plan also provide the flexibility to grant awards of restricted stock, but, to date, no such awards have been granted. In the opinion of the Stock Plan Committee, stock option grants are by definition performance-based, in that the value of the option only increases through an increase in the Company's stock price. Thus, to the extent of their option holdings, the interests of the Executive Officers are aligned with the interests of the Stockholders in maximizing the Company's stock price.

     This approach is evidenced by the fact that, to date, (i) all grants to Executive Officers under the Company's stock plans have been subject to some delay in exercisability based on performance or continued employment, and (ii) all grants under the Company's stock plans have been made at an exercise price equal to the fair market value of the Company's stock as of the date of grant. Therefore, without an increase in stock price, the options are of no value. The Stock Plan Committee's general philosophy is that option grants should be made with an exercise price equal to fair market value, with some element of forfeitability.

     The Stock Plan Committee also believes that it is in the best interest of the Stockholders for the Executive Officers to have a significant equity incentive to maximize the value of the Company's stock. The amount of this incentive, in the Committee's view, should be determined based on long-term considerations, to balance the short-term formula-based mechanism contained in the Company's cash compensation system.

Therefore, by design, the award of option grants is based on the Stock Plan Committee's perception of the overall value of the Executive Officer to the Company's long-term growth potential.

  Grants to Chief Executive Officer

     In 1997, the Committee granted to Mr. Byrnes options to purchase an aggregate of 125,000 shares of Common Stock. See "EXECUTIVE
COMPENSATION -- Option Grants in Last Fiscal Year." The Committee, in determining the number of option shares to grant to Mr. Byrnes, considered the significant growth of the Company. The Company's revenues have increased by more than 25 percent per year for the past three years. The revenue growth was a result of both the Company's acquisition program and internal growth through market share gains at existing operating centers. The Company's earnings per share, before non-recurring charges, has also grown in excess of 25 percent per year for the past three years. The Stock Plan Committee also considered the potential long-term contribution of Mr. Byrnes to the maximization of Stockholder value.

  Grants to Other Executive Officers

     During fiscal 1997, the Company made additional option grants to Mr. Gabos, its Chief Financial Officer. Mr. Gabos was granted the option to purchase 65,000 shares of the Company's Common Stock. See "EXECUTIVE COMPENSATION -- Option Grants in Last Fiscal Year." The Committee, in determining the number of option shares to grant to Mr. Gabos, considered a number of factors, including those specifically described above with respect to the grant to Mr. Byrnes. The Committee also considered the additional responsibility assumed by Mr. Gabos in his capacity as the Chief Financial Officer of the Company.

Andrew M. Paul                                                    Andrew M. Paul
Chester B. Black                                                Chester B. Black
Stock Plan Committee                                      Compensation Committee

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                             LINCARE HOLDINGS INC.,
                         NASDAQ HEALTH SERVICES STOCKS,
                       AND THE NASDAQ STOCK MARKET (U.S.)

                                                                         NASDAQ            NASDAQ
                                                                         HEALTH            STOCK
               MEASUREMENT PERIOD                     LINCARE           SERVICES           MARKET
             (FISCAL YEAR COVERED)                 HOLDINGS INC.         STOCKS            (U.S.)
DEC. 31, 1992                                                100.0             100.0             100.0
DEC. 31, 1993                                                163.0             179.0             115.0
DEC. 31, 1994                                                190.0             192.0             112.0
DEC. 31, 1995                                                164.0             244.0             159.0
DEC. 31, 1996                                                269.0             244.0             195.0
DEC. 31, 1997                                                374.0             249.0             240.0

* Assumes $100 invested on December 31, 1992 in Lincare Holdings Inc., NASDAQ Health Services Stocks, and NASDAQ Stock Market (U.S.).

                  APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     GENERAL. On November 20, 1997 the Company's Board of Directors adopted the Lincare Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and the interests of the Company's stockholders by providing an opportunity to employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the purchase of the Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and to encourage such employees to devote their best efforts to the business and financial success of the Company.

     Approximately 2,570 persons ("Participants") are eligible to participate in the Plan on the same basis. Each Participant is permitted under the Plan to purchase Common Stock by having amounts withheld from his or her base salary. No Participant may purchase Common Stock worth more than 10% of his or her base salary in any calendar year. The Common Stock will be purchased from the Company at a purchase price equal to the lesser of (i) 85% of the value of the Common Stock at the date of purchase, or (ii) 85% of the value of the Common Stock as of a date three months prior to the date of purchase. Participants are required to retain ownership of the shares of Common Stock purchased for at least one year. The aggregate number of shares of Common Stock issuable under the Plan is 300,000.

     The Plan was effective January 23, 1998, subject to approval by the Stockholders. The amounts to be received by or allocated to any director, executive officer or other employee are not determinable at this time.

     Amounts withheld from a Participant's compensation to fund his or her purchases of Common Stock pursuant to the Plan will be treated as having been received by the Participant, and therefore, will be taxable. The grant by the Company to Participants of rights under the Plan, and the purchase by Participants of Common Stock under the Plan, should not result in additional taxable income to the Participants, nor will the Company receive a corresponding tax deduction. If a Participant meets certain additional holding period requirements, then upon sale of such Common Stock, the Participant will recognize any gain as ordinary income to the extent of the difference between the purchase price of the Common Stock and the fair market value of the Common Stock as of the purchase date. Any additional gain will be taxed as long term capital gain. In these circumstances, the Company will not receive a compensation deduction.

     If the Participant does not meet such holding period requirements, any gain recognized on sale of the Common Stock will constitute ordinary income to the Participant, and the Company will be entitled to a compensation deduction in that amount.

     The Company's Board of Directors recommends to the Stockholders the adoption and approval of the Plan. The Plan will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting. The Board of Directors recommends a vote in favor of approving the Plan, and unless otherwise instructed, the persons named in the accompanying proxy will vote in favor of such approval.

                        APPROVAL OF THE 1998 STOCK PLAN

     On March 1, 1998, the Board of Directors approved the Lincare Holdings Inc. 1998 Stock Plan (the "1998 Plan"). The 1998 Plan provides an opportunity for employees, officers, directors and other eligible participants ("Employees") of the Company and its subsidiaries to purchase Common Stock. The 1998 Plan provides for the granting of "non-qualified stock options" and "incentive stock options" to acquire Common Stock and/or the granting of rights to purchase Common Stock on a "restricted stock" basis. If approved by the Stockholders, the Company will be authorized to issue an aggregate of 500,000 shares of Common Stock under the 1998 Plan. In no event, however, will the Company issue more than 100,000 shares of Common Stock under the 1998 Plan to any one person during any fiscal year.

     Approximately 3,400 persons are eligible to participate in the 1998 Plan on terms determined by the Company. The terms and conditions of individual option agreements may vary, subject to the following guidelines: (i) the option price of incentive stock options may not be less than market value on the date of grant; the option price of non-qualified options may be less than market value on the date of grant; and (ii) the term of all incentive stock options may not exceed ten years from the date of grant; the term of all non-qualified stock options may exceed ten years from the date of grant.

     The 1998 Plan is administered by a committee of the Board of Directors. See "INFORMATION REGARDING THE BOARD OF DIRECTORS -- Committees and Meetings of the Board of Directors." The committee determines (i) which Employees shall be granted an option or the right to purchase Common Stock under the 1998 Plan (an "Award"); (ii) the number of shares for which an Employee will be granted such an Award; (iii) the amount to be paid by the Employee upon exercise of an Award;
(iv) the time or times and the conditions subject to which Awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise of such Award.

     The 1998 Plan will be effective immediately upon approval by the Stockholders. As of the date of this proxy statement, no Awards have been made, and no benefits have been received by or allocated to any Director, Executive Officer or other Employee. Because the level of Awards granted to any Employee, including directors and executive officers, is determined in the discretion of the Stock Plan Committee, the amount to be received by or allocated to any such person under the 1998 Plan is not determinable at this time.

     The issuance of a nonqualified stock option under the 1998 Plan will not result in any taxable income to the recipient Employee or a tax deduction to the Company at the time it is granted. Generally, an Employee to whom a nonqualified stock option has been granted will recognize ordinary income at the time the Employee exercises the option and receives shares of Common Stock in an amount equal to the excess of the fair market value of such shares on the date of exercise over the option price. The Company is entitled to a tax deduction corresponding to the amount of income recognized by the Employee for the year in which the Employee recognizes such income.

     Neither receipt nor exercise of an incentive stock option is a taxable event to the Employee, and if the recipient Employee does not dispose of the shares of Common Stock acquired under an incentive stock option prior to the expiration of the requisite holding periods described below, any gain resulting from the sale of such shares is long-term capital gain. In such case, the Company is not entitled to any tax deduction with respect to the grant or the exercise of the option. The minimum statutory holding periods are two years from the date the option is granted and one year from the date the Employee receives his shares of Common Stock pursuant to the exercise. If the shares of Common Stock are disposed of before the end of either of such statutory holding periods, the lesser of (i) the difference between the option price and the fair market value of such shares on the date of exercise and (ii) the total amount of gain realized on the sale must be reported by the Employee as ordinary income, and the Company will be entitled to a tax deduction in that amount. The remaining gain, if any, will be taxed to the Employee as long- or short-term capital gain depending on how long the Employee held the shares.

     Generally, an Employee to whom a restricted stock award is made will recognize ordinary income for Federal income tax purposes in an amount equal to the fair market value of such shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture, and such amount will then be deductible for Federal income tax purposes by the Company. Alternatively, if the recipient of a restricted stock award so elects, he will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock over the purchase price, if any, paid by the Employee for such Common Stock, and such amount will then be deductible by the Company.

     The Company's Board of Directors has proposed, and recommends to the Stockholders, the adoption and approval of the 1998 Plan. The 1998 Plan will be approved upon an affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting. The Board of Directors recommends a vote in favor of approving the 1998 Plan, and unless otherwise instructed, the persons named in the accompanying proxy will vote in favor of such approval.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1998, subject to ratification by a majority of the shares represented either in person or by proxy at the Annual Meeting. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

     The Company's 1997 Annual Report, containing audited financial statements for the fiscal years ended December 31, 1997 and 1996, accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 1997, which the Company has filed with the Securities and Exchange Commission. The written request should be directed to the Investor Relations Department, at the address of the Company set forth on the first page of this Proxy Statement.

                           PROPOSALS OF STOCKHOLDERS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 1999 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than December 10, 1998.

                                 OTHER MATTERS

     At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors

                                          /s/ PAUL G. GABOS

                                          PAUL G. GABOS

                                          Chief Financial Officer, and Secretary

Clearwater, Florida
April 7, 1998

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                                        APPENDIX


                            LINCARE HOLDINGS INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints John P. Byrnes and Paul G. Gabos and either of them, as proxies, to vote all shares of Common Stock of Lincare Holdings Inc. (the "Company") held of record by the undersigned as of March 23, 1998, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida on Monday, May 11, 1998, at 9:00 A.M. and all adjournments thereof, upon the following matters:









                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
-----------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             LINCARE HOLDINGS INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.





                                                                                        WITHHOLD            FOR,
                                                                          FOR           AUTHORITY           except for
                                                                          all           to vote for all     the following
                                                                          nominees      nominees            nominee(s)
                                                                                                                     ------------

1. ELECTION OF DIRECTORS:
   NOMINEES: J.T. Kelly, J.P. Byrnes, A.M. Paul, C.B. Black,               [    ]             [    ]             [    ]
   F.T. Cary, T.O. Pyle, W.F. Miller, III.

                                                                             For             Against            Abstain

2. Ratification of the selection of KPMG Peat Marwick as the
   Company's independent accountants for the fiscal year end-              [    ]             [    ]             [    ]
   ing December 31, 1998.

                                                                             For             Against            Abstain

3. Approval of the Company's Employee Stock Purchase Plan.                 [    ]             [    ]             [    ]




                                                                             For             Against            Abstain

4. Approval of the Company's 1998 Stock Plan.                              [    ]             [    ]             [    ]


5. TO TRANSACT such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL
BE VOTED FOR PROPOSALS (1), (2), (3) AND (4) ABOVE. IF ANY NOMINEE DECLINES OR
IS UNABLE TO SERVE AS A DIRECTOR, THEN PERSONS NAMED AS PROXIES SHALL
HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD
OF DIRECTORS.

DATED:                                                              , 1998
      --------------------------------------------------------------


-------------------------------------------------------------------------
                 Signature or signatures of stockholder


-------------------------------------------------------------------------
                 Signature or signatures of stockholder

(Your signature should conform to your name as printed hereon.  Co-owners should all sign.)
--------------------------------------------------------------------------------------------
                           FOLD AND DETACH HERE


                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764


                                                                  April 27, 1998


Dear Stockholder:


     You previously received a notice of the Company's Annual Meeting of Stockholders to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on Monday, May 11, 1998, at 9:00 a.m. At that time, you also received copies of the Company's 1997 Annual Report, 1998 Proxy Statement and a proxy card for the Annual Meeting.

     Since the original proxy materials were distributed, the Board of Directors of the Company has proposed an additional item of business to come before the Annual Meeting. In particular, the Board of Directors has approved, subject to stockholder approval, an amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue. The Board of Directors has proposed this amendment to the Company's Amended and Restated Certificate of Incorporation in order to effect a two-for-one stock split of the Company's Common Stock, in the form of a stock dividend (the "Stock Split"). Stockholders are not being asked to vote on the Stock Split. However, the Stock Split will take place only if the authorized number of shares of Common Stock is increased as described herein. The proposed increase in authorized shares of Common Stock is necessary to provide the Company with enough authorized but unissued shares of Common Stock to double the number of outstanding shares as contemplated by the Stock Split.

     This proposal is in addition to the other business to come before the Annual Meeting as described in the previously distributed Notice of Annual Meeting of Stockholders and, with the addition of this new business, does not otherwise alter or change any of the information contained in the Company's original Proxy Statement. Stockholders of record at the close of business on March 23, 1998 are entitled to vote on this additional proposal.

     If you are not planning to attend the Annual Meeting, it is still important that your shares be represented. At your earliest convenience, please complete, sign, date and return to the Company in the envelope provided the enclosed supplemental proxy card, which relates ONLY to the amendment of the Company's Amended and Restated Certificate of Incorporation described above, AND the proxy card previously delivered to you with the Company's original Proxy Statement. The original proxy card is being resent to you with these materials in the event you wish to change any of your prior votes. If you have already returned your original proxy card and do not wish to change any of your prior votes, you need not resubmit it to the Company. If you do attend the Annual Meeting and wish to vote in person, you may withdraw both your original proxy and supplemental proxy at that time.
                                          Sincerely,

                                          /s/ John P. Byrnes

                                          JOHN P. BYRNES
                                          Chief Executive Officer and President

                                          /s/ Paul G. Gabos

                                          PAUL G. GABOS
                                          Chief Financial Officer and Secretary

                             YOUR VOTE IS IMPORTANT


     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED SUPPLEMENTAL PROXY CARD AND THE ENCLOSED ORIGINAL PROXY CARD (IF YOU HAVE NOT ALREADY RETURNED YOUR VOTES OR IF YOU WISH TO CHANGE ANY OF YOUR PRIOR VOTES), DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING BOTH THE ORIGINAL PROXY CARD AND THE SUPPLEMENTAL PROXY CARD.

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764
                             ---------------------

                         SUPPLEMENT TO PROXY STATEMENT

                             ---------------------


     This Supplement to Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on May 11, 1998 at 9:00 a.m., and any adjournment thereof. The matters to be considered and acted upon at the Annual Meeting are those set forth in the Notice of Annual Meeting previously distributed to stockholders with the Company's 1997 Annual Report and original proxy materials AND to approve amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. The Company's original Proxy Statement and proxy card and Notice of the Annual Meeting were first sent to stockholders on or about April 7, 1998. This Supplement to Proxy Statement will first be sent to stockholders on or about April 27, 1998.


     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on March 23, 1998. As of that date there were 28,907,915 shares of Common Stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting and on the additional matter described in this Supplement to Proxy Statement. The Common Stock is the only outstanding class of the Company's securities.

     If the original proxy and/or the supplemental proxy is signed and returned, the shares represented by each such proxy will be voted as specified in the proxy. Where no choice is specified, the proxies will be voted in favor of the proposals listed thereon. Stockholders who execute proxies may revoke them by notifying the Secretary at any time prior to the voting of the proxies.

               APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

INTRODUCTION

     The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") currently authorizes the issuance of fifty million (50,000,000) shares of Common Stock, par value $0.01, and five million (5,000,000) shares of Preferred Stock, par value $1.00. On April 15, 1998, the Board of Directors adopted a resolution proposing that the Certificate of Incorporation of the Company be amended to increase the number of authorized shares of Common Stock to two hundred million (200,000,000), subject to stockholder approval of the amendment.

PROPOSED STOCK SPLIT

     Subject to the approval of the proposed amendment to the Certificate of Incorporation, the Board of Directors has declared a two-for-one stock split of the Company's Common Stock, which would be effected as a dividend distribution of one additional share of Common Stock for each share of Common Stock outstanding (the "Stock Split"). Stockholders are not being asked to vote on the Stock Split. However, the

Stock Split will take place only if the authorized number of shares of Common Stock is increased as described in this Proposal. The proposed increase in authorized shares of Common Stock is necessary to provide the Company with enough authorized but unissued shares of Common Stock to double the number of outstanding shares as contemplated by the Stock Split. None of the share-related data in the Company's original Proxy Statement has been adjusted to take into account the proposed Stock Split.

CURRENT USE OF SHARES

     As of March 23, 1998, the Company had 28,907,915 shares of Common Stock outstanding and 1,968,281 shares reserved for future issuance under the Company's Stock Plans, of which currently, 1,959,501 shares are covered by outstanding options and approximately 8,780 shares are available for grant. In addition, the Board of Directors has approved the reservation of an additional 500,000 shares for future issuance under the Company's 1998 Stock Plan, subject to stockholder approval of Proposal No. 4, described in the Company's original Proxy Statement, at the 1998 Annual Meeting of Stockholders.

     Based on the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has 18,623,804 shares remaining available for other purposes without taking into account the shares required to effect the Stock Split.

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted a resolution proposing, approving and declaring the advisability of an amendment to Article Fourth of the Certificate of Incorporation. Following is the text of the first sentence of the first paragraph of Article Fourth of the Certificate of Incorporation of the Company, as proposed to be amended:

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is two hundred five million (205,000,000) shares, consisting of two hundred million (200,000,000) shares of Common Stock, $0.01 par value (herein called the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, $1.00 par value (including any shares of Preferred Stock designated herein as a particular series of Preferred Stock)(hereinafter referred to as "Preferred Stock").

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that it is in the Company's best interests to increase the number of shares of Common Stock that the Company is authorized to issue in order to effectuate the Stock Split. As of April 9, 1998, the Company's Common Stock was trading at approximately $76.375 per share, with average daily trading volume of approximately 212,500 shares. The Company believes that increasing the number of shares outstanding and decreasing the price per share may help facilitate trading in the Common Stock. As noted above, the Board of Directors has approved the Stock Split subject to approval of this amendment.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for future stock splits and stock dividends as well as other proper corporate purposes which may be identified in the future, such as to raise equity capital, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, and under appropriate circumstances, to make acquisitions through use of the Common Stock. Other than with respect to the Stock Split described above, as permitted or required under the Company's Stock Plans and under outstanding options, the Board of Directors has no current plans, understandings or agreements to issue additional Common Stock for any purposes.

     The Board of Directors believes that the proposed increase in authorized Common Stock will make available sufficient shares for use, taking into account the Stock Split, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     Under the Company's Certificate of Incorporation, the Company's stockholders do not have any preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share and/or voting power of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have the effect of impeding unsolicited takeover attempts, although this is not the reason for this proposal. For example, in the event of a hostile attempt to take control of the Company, it might be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire the Company. The amendment therefore may have the effect of discouraging unsolicited takeover attempts. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be used as a type of anti-takeover device.

EFFECT OF STOCK SPLIT

     No change in the total stockholders' equity will result from the Stock Split. The aggregate amount of capital represented by the outstanding shares of Common Stock will be increased by $0.01 for each share issued to effect the Stock Split and the Company's retained earnings account will be reduced by the same amount. After the Stock Split, purchases and sales of Common Stock by an individual stockholder may be subject to higher brokerage charges and applicable stock transfer taxes than on a pre-split transaction of equivalent market value, due to the greater number of shares of Common Stock involved after the Stock Split. In addition, the Company will incur certain expenses in connection with the Stock Split, such as the cost of preparing and delivering to the stockholders new certificates representing additional shares.

     In accordance with the terms of the Company's Stock Plans, appropriate adjustments will be made upon the effectiveness of the Stock Split to the number of shares reserved for issuance under such plans and the exercise prices and number of shares covered by outstanding options.

     The Company has been advised that, based on current tax law, the Stock Split should not result in any gain or loss for Federal income tax purposes. The tax basis of every share held before the Stock Split will be allocated between the two (2) shares held as a result of the distribution, and the holding period of the new shares will include the holding period of the shares with respect to which they were issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of additional shares; thus, stockholders subject to such laws are encouraged to consult their tax advisers.

     As noted above, the Stock Split is contingent on stockholder approval of the Proposal to amend the Certificate of Incorporation, but stockholders are not being asked to vote on the Stock Split.

VOTE REQUIRED TO APPROVE AMENDMENT

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, assuming a quorum is present, is necessary for approval of the Proposal to amend the Certificate of Incorporation. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) will effectively count as votes against this Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote "FOR" the Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" approval of this Proposal.

                       EFFECT ON ORIGINAL PROXY STATEMENT

     Except for the addition of the Proposal described herein to the matters to come before the Annual Meeting, this Supplement to Proxy Statement does not modify or otherwise change any of the information or proposals contained in the Company's original Proxy Statement which was sent to stockholders on or about April 7, 1998, and with the addition of the information contained in this Supplement to Proxy Statement, all information contained in the Company's original Proxy Statement remains accurate as of April 27, 1998. The Company's financial statements for the year ended December 31, 1997 are included in the Company's 1997 Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 1997 and are hereby incorporated by reference.

                                 OTHER MATTERS

     At the time of preparation of this Supplement to Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors

                                          /s/ Paul G. Gabos

                                          PAUL G. GABOS
                                          Chief Financial Officer and Secretary

Clearwater, Florida
April 27, 1998


     IT IS IMPORTANT THAT BOTH THE ENCLOSED SUPPLEMENTAL PROXY AND THE ENCLOSED ORIGINAL PROXY (IF YOU HAVE NOT ALREADY RETURNED YOUR VOTES OR IF YOU WISH TO CHANGE ANY OF YOUR PRIOR VOTES) BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ORIGINAL PROXY CARD AND THE SUPPLEMENTAL PROXY CARD IN THE ENVELOPE PROVIDED.

                                                                        APPENDIX

                             LINCARE HOLDINGS INC.

    THIS SUPPLEMENTAL PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints John P. Byrnes and Paul G. Gabos and either of them, as proxies, to vote all shares of Common Stock of Lincare Holdings, Inc. (the "Company") held of record by the undersigned as of March 23, 1998, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida on Monday, May 11, 1998, at 9:00 A.M. and all adjournments thereof, upon the following matters:




                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                             LINCARE HOLDINGS INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]
[                                                                             ]

1. Approval of amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

                   For            Against        Abstain
                   [ ]              [ ]            [ ]

THIS SUPPLEMENTAL PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS SUPPLEMENTAL PROXY WILL BE VOTED FOR PROPOSAL (1).



Dated:                                        , 1998
      ---------------------------------------


---------------------------------------------------
       Signature or signatures of stockholder


---------------------------------------------------
       Signature or signatures of stockholder
  (Your signature should conform to your name as printed hereon. Co-owners should all sign.)

-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE